Exhibit 10.2

EXECUTION VERSION

INCREMENTAL FACILITY AGREEMENT dated as of December 4, 2013 (this “Agreement”) among NCR CORPORATION (the “Borrower”), the INCREMENTAL TERM LENDERS (as defined below) party hereto and JPMORGAN CHASE BANK, N.A. in its capacity as Administrative Agent (the “Administrative Agent”) relating to the CREDIT AGREEMENT dated as of August 22, 2011, as amended and restated as of July 25, 2013 (as previously amended and in effect prior to the effectiveness of this Agreement, the “Credit Agreement”) among the Borrower, the Lenders from time to time party thereto and the Administrative Agent.

WHEREAS the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS the Borrower has requested that, pursuant to Section 2.21 of the Credit Agreement, the Incremental Term Lenders provide Incremental Term Commitments and make Incremental Term Loans on the Incremental Effective Date (in each case, as defined below) to the Borrower in an aggregate principal amount of up to $250,000,000, subject to the terms and conditions set forth herein and in the Credit Agreement.

WHEREAS each Person party hereto whose name is set forth on Schedule I hereto under the heading “Incremental Term Lenders” (each such Person, an “Incremental Term Lender”) has agreed (i) to provide Incremental Term Commitments to the Borrower in the amount set forth opposite its name on such Schedule (such commitments, the “Incremental Term Commitments”) and (ii) to make Incremental Term Loans (such loans, the “Incremental Term Loans”) on the Incremental Effective Date to the Borrower in an aggregate principal amount not to exceed the Incremental Term Commitment of such Incremental Term Lender, in each case subject to the terms and conditions set forth herein and in the Credit Agreement.

WHEREAS this Agreement is an Incremental Facility Agreement entered into pursuant to Section 2.21 of the Credit Agreement to provide for the Incremental Term Commitments and the Incremental Term Loans made pursuant thereto referred to above.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Incremental Term Facility. (a) Subject to the terms and conditions set forth herein, each Incremental Term Lender agrees, severally and not jointly, to make, on the Incremental Effective Date, an Incremental Term Loan in a principal amount not to exceed the Incremental Term Commitment of such Incremental Term Lender. No Incremental Term Lender shall be responsible for any other Incremental Term Lender’s failure to fund the Incremental Term Loans.

(b) The terms and conditions of the Incremental Term Loans made hereunder shall be identical to those terms and conditions (including the Applicable Rate) applicable to the Term Loans outstanding under the Credit Agreement immediately prior to the date hereof. In furtherance of the foregoing, the aggregate principal amount of Term Borrowings that the Borrower shall prepay pursuant to Section 2.10 of the Credit Agreement on the last day of each March, June, September and December, beginning with September 30, 2014, and ending with the last such day to occur prior to the Term Maturity Date, and on the Term Maturity Date, shall be increased by the amount set forth opposite such date in the table below (as such amount may be adjusted pursuant to paragraph (c) of Section 2.10 of the Credit Agreement):

Scheduled Repayment Date	Repayment Amount

September 30, 2014	$3,125,000
December 31, 2014	$3,125,000
March 31, 2015	$3,125,000
June 30, 2015	$3,125,000
September 30, 2015	$4,687,500
December 31, 2015	$4,687,500
March 31, 2016	$4,687,500
June 30, 2016	$4,687,500
September 30, 2016	$6,250,000
December 31, 2016	$6,250,000
March 31, 2017	$6,250,000
June 30, 2017	$6,250,000
September 30, 2017	$6,250,000
December 31, 2017	$6,250,000
March 31, 2018	$6,250,000
Term Maturity Date	$175,000,000

(c) Subject to the terms and conditions set forth herein, pursuant to Section 2.21 of the Credit Agreement, and effective as of the Incremental Effective Date, for all purposes of the Loan Documents, (i) the Incremental Term Commitments shall be “Commitments” and “Incremental Commitments” under the Credit Agreement, (ii) Incremental Term Loans made pursuant to the Incremental Term Commitments under the Credit Agreement shall be “Incremental Term Loans” and “Term Loans” under the Credit Agreement and shall constitute the same Class of “Loans” as the Term Loans outstanding under the Credit Agreement immediately prior to the making of the Incremental Term Loans, (iii) Borrowings of Incremental Term Loans shall constitute “Term Borrowings” under the Credit Agreement, including for purposes of mandatory prepayments under Section 2.11 of the Credit Agreement, (iv) the issuance of Incremental Term Loans shall be treated as a qualified reopening of the Term Loans outstanding under the Credit Agreement immediately prior to the Incremental Effective Date within the meaning of Section 1.1275-2(k) of the U.S. Treasury Regulations and

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(v) each Incremental Term Lender shall be (or in the case of any Incremental Term Lender with a Commitment outstanding under the Credit Agreement immediately prior to the effectiveness of this Agreement, shall continue to be) a “Lender” and a “Term Lender” under the Credit Agreement and shall have all the rights and obligations of, and benefits accruing to, a Lender under the Credit Agreement and shall be bound by all agreements, acknowledgements and other obligations of Lenders.

(d) It is the intent of the parties hereto that all Incremental Term Loans made hereunder be included in each Borrowing of the Term Loans outstanding under the Credit Agreement immediately prior to the Incremental Effective Date on a pro rata basis. In furtherance of the foregoing, the Borrower shall deliver, in accordance with Section 2.07 of the Credit Agreement, an election to convert, on the Incremental Effective Date, all Borrowings of Term Loans outstanding under the Credit Agreement immediately prior to the Incremental Effective Date to a new Borrowing of the same Type and, in the case of a Eurocurrency Borrowing, having the same Interest Period, as the initial Borrowing of the Incremental Term Loans (as specified in the Borrowing Request in respect of the Incremental Term Loans delivered pursuant to Section 3 hereof).

(e) The Administrative Agent hereby consents to this Agreement and confirms that each Incremental Term Lender not already a Lender under the Credit Agreement immediately prior to the effectiveness of this Agreement is acceptable to it.

(f) Each Incremental Term Lender, by delivering its signature page to this Agreement on the Incremental Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on the Incremental Effective Date.

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent, each Issuing Bank and the Lenders, including the Incremental Term Lenders, as of the Incremental Effective Date, that:

(a) This Agreement has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, concepts of reasonableness and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) On the Incremental Effective Date, and after giving effect to this Agreement and the transactions contemplated hereby to occur on such date, the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects, and (ii) otherwise, in all material respects, in each case as though made on and as of the Incremental Effective Date, except

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in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is so true and correct on and as of such prior date.

(c) None of the Security Documents in effect on the Incremental Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party party thereto as a result of this Agreement. The guarantees created under such Security Documents will continue to guarantee the Obligations (including the Obligations attributable to the Incremental Term Loans) to the same extent as they guaranteed the Obligations immediately prior to the Incremental Effective Date. The Liens created under such Security Documents will continue to secure the Obligations (including such incremental Obligations), and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Incremental Effective Date, and no further document, instrument or agreement, or any recording, filing, re-recording or re-filing of any such Security Document or any notice of a Lien created thereby, is required, as a result of this Agreement in order to maintain the effectiveness, perfection and priority of such Liens or to maintain the validity, binding effect or enforceability of such guarantees of the Obligations.

(d) On and as of the Incremental Effective Date, no Default or Event of Default has occurred and is continuing, both immediately prior to and immediately after giving effect to the incurrence of the Incremental Term Commitments and the Incremental Term Loans in respect thereof.

(e) After giving effect to the incurrence of the Incremental Term Commitments and the making of Incremental Term Loans in respect thereof, (i) the Borrower will be in compliance on a Pro Forma Basis with the covenants contained in Section 6.12 and Section 6.13 of the Credit Agreement, recomputed as of the last day of the most-recently ended fiscal quarter of the Borrower for which financial statements shall have been delivered pursuant to Section 5.01(a) or 5.01(b) of the Credit Agreement and (ii) the Secured Leverage Ratio, computed on a Pro Forma Basis as of the last day of the most-recently ended fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 5.01(a) or (b) of the Credit Agreement, would not exceed 2.50 to 1.00.

SECTION 3. Conditions to Effectiveness. This Agreement and the Incremental Term Commitments shall become effective on the date and at the time (the “Incremental Effective Date”) on which each of the following conditions is first satisfied:

(a) The Administrative Agent shall have executed this Agreement and shall have received from the Borrower and each Incremental Term Lender (i) a counterpart of this Agreement signed on behalf of such party or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission or other electronic transmission of a signed counterpart of this Agreement) that such party has signed a counterpart of this Agreement.

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(b) The conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the Incremental Effective Date, and the Administrative Agent shall have received a certificate, dated the Incremental Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with (i) such conditions and (ii) the representations and warranties contained in Section 2 above, together with reasonably detailed calculations demonstrating compliance with Section 2(e) above.

(c) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Lenders (including the Incremental Term Lenders) and the Issuing Banks and dated the Incremental Effective Date) of each of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Borrower, (ii) local counsel for the Borrower in each jurisdiction in which any Loan Party is organized, and the laws of which are not covered by the opinion letter referred to in clause (i) above, and (iii) Edward Gallagher, internal counsel for the Borrower, in each case in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received such board resolutions, secretary’s certificates, officer’s certificates and other documents as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby and any other legal matters relating to the Loan Parties, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

(e) On the Incremental Effective Date, the Collateral and Guarantee Requirement, after giving effect to the First Amendment dated as of December 4, 2013 to the Credit Agreement, shall have been satisfied and the Administrative Agent shall have received a completed Perfection Certificate dated the Incremental Effective Date and signed by a Financial Officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Borrower and the Designated Subsidiaries in the jurisdictions contemplated by the Perfection Certificate, delivered prior to the Incremental Effective Date, and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 of the Credit Agreement or have been or will contemporaneously with the initial funding of Incremental Term Loans on the Incremental Effective Date be released.

(f) The Borrower shall have notified the Administrative Agent of a request to borrow the Incremental Term Loans by telephone (a) in the case of a Eurocurrency Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the Incremental Effective Date (or, such shorter period of time as may be agreed to by the Administrative Agent) or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the Incremental Effective Date, in each case in accordance with Section 2.03 of the Credit Agreement. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of an executed written Borrowing Request.

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(g) The Administrative Agent shall have received a certificate, substantially in the form of Exhibit H to the Credit Agreement, from the chief financial officer of the Borrower confirming the solvency of the Borrower and its subsidiaries on a consolidated basis on the Incremental Effective Date after giving effect to the transactions to be effected on the Incremental Effective Date.

(h) The Administrative Agent shall have received a reaffirmation agreement in form and substance reasonably satisfactory to the Administrative Agent, duly executed by each Loan Party, pursuant to which each Loan Party shall acknowledge that the Security Documents to which it is a party will remain in full force and effect, after giving effect to this Agreement and the transactions contemplated hereby, in accordance with their terms and will continue to apply in respect of the Credit Agreement and that the Obligations guaranteed or secured thereunder include (except with respect to Foreign Pledge Agreements subject to Section 6 below) all obligations created by this Agreement.

(i) The acquisition by the Borrower of Digital Insight Corporation (the “Acquisition”) shall have been consummated, or substantially simultaneously with occurrence of the Incremental Amendment Effective Date and the Borrowing of the Incremental Term Loans shall be consummated, in accordance with the Agreement and Plan of Merger dated as of December 2, 2013, by and among Fandango Holdings Corporation, a Delaware corporation, the Borrower, Delivery Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Borrower, and the Stockholder Representative named therein (together with all schedules, exhibits and other attachments thereto, the “Acquisition Agreement”) (and no provision of the Acquisition Agreement shall have been waived, amended, supplemented or otherwise modified in a manner materially adverse to the Incremental Term Lenders without the consent of the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned)) (it being understood that (i) any decrease in the Acquisition consideration shall not be materially adverse to the interests of the Incremental Term Lenders so long as such decrease is allocated to reduce the senior unsecured bridge loan facility provided by banks and other financial institutions to the Borrower to provide a portion of the cash consideration payable for the Acquisition on a dollar-for-dollar basis, (ii) any increase in the Acquisition consideration which is funded solely with cash on hand or borrowings under the Borrower’s existing credit facilities, and not with proceeds of other indebtedness shall not be materially adverse to the Incremental Term Lenders, (iii) the granting of any consent under the Acquisition Agreement that is not materially adverse to the interests of the Incremental Term Lenders shall not otherwise constitute an amendment or waiver and (iv) any amendment or modification to the definition of “Material Adverse Effect” in the Acquisition Agreement as in effect on the date hereof shall be deemed to be materially adverse to the Incremental Term Lenders).

(j) There not having occurred (a) except as set forth on Section 3.07 of the Disclosure Schedule to the Acquisition Agreement (as in effect on the date hereof),

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between August 1, 2013 and December 2, 2013, any event, occurrence, development or state of circumstances or facts that has had or would reasonably be expected to have, individually or in the aggregate, a “Material Adverse Effect” (as defined in the Acquisition Agreement) or (b) since December 2, 2013, any “Material Adverse Effect” (as defined in the Acquisition Agreement); provided that for purposes of this paragraph (j), clause (A)(v) of the definition of “Material Adverse Effect” in the Acquisition Agreement shall not include any action taken, or failure to act, to which the Borrower has consented in writing unless the Administrative Agent shall have provided prior written consent thereto.

(k) The Administrative Agent shall have received all documentation and other information about the Borrower and the Loan Parties as has been reasonably requested by the Administrative Agent or the Lenders (including the Incremental Term Lenders) in writing at least five days prior to the Incremental Effective Date and that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

(l) The Administrative Agent shall have received, in immediately available funds, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or under Section 4 below.

(m) The Administrative Agent shall have received payment from the Borrower, for the account of each Incremental Term Lender, an upfront fee (the “Incremental Term Fee”) in an amount equal to 0.50% of the aggregate principal amount of the Incremental Term Loan made by such Incremental Term Lender on the Incremental Effective Date. The Incremental Term Fee shall be payable in immediately available funds and, once paid, such fee or any part thereof shall not be refundable.

(n) The Administrative Agent shall have received payment from the Borrower, for the account of each Term Lender holding a Term Loan outstanding under the Credit Agreement immediately prior to the Incremental Effective Date, (A) of all unpaid interest on such Term Loans accrued to the Incremental Effective Date and (B) of any amounts payable pursuant to Section 2.16 of the Credit Agreement as a result of the selection of new Interest Periods for Eurocurrency Borrowings commencing prior to the last day of their existing Interest Periods.

The Administrative Agent shall notify the Borrower and the Lenders (including the Incremental Term Lenders) of the Incremental Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Incremental Term Lenders to provide Incremental Term Commitments hereunder shall not become effective unless each of the foregoing conditions shall have been satisfied (or waived) at or prior to 5:00 p.m., New York City time, on March 2, 2014 (and, in the event such conditions shall not have been so satisfied or waived, the Incremental Term Commitments shall terminate at such time).

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SECTION 4. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Agreement and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 5. Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.

(b) This Agreement shall constitute a “Loan Document” and an “Incremental Facility Agreement” for all purposes of the Credit Agreement the other Loan Documents.

SECTION 6. Post-Effectiveness Matters. To the extent such items have not been delivered as of the Incremental Effective Date, as soon as practicable, and in any event within 60 days after the Incremental Effective Date (or such later date as the Administrative Agent may agree to in its reasonable discretion), the Borrower and each other Loan Party shall (a) deliver such amendments to, or reaffirmations of, Foreign Pledge Agreements, and effect such filings or registrations with respect to Foreign Pledge Agreements, as may be necessary to ensure that the Obligations attributable to the Incremental Term Loans and extensions of credit thereunder are secured under each Foreign Pledge Agreement to the same extent as the other Obligations and (b) deliver or cause to be delivered to the Administrative Agent such documents and legal opinions of foreign counsel reasonably acceptable to the Administrative Agent as the Administrative Agent may reasonably request to confirm the foregoing.

SECTION 7. Applicable Law; Incorporation by Reference. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. Notwithstanding anything to the contrary contained herein, the provisions of Sections 9.09 and 9.10 of the Credit Agreement are incorporated by reference herein, mutatis mutandis.

SECTION 8. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Agreement.

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SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

NCR CORPORATION,

By
/s/ Robert Fishman
	Name:	Robert Fishman
	Title:	Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as an Incremental Term Lender, Administrative Agent, Issuing Bank and Swingline Lender

By
/s/ Peter B. Thauer
	Name:	Peter B. Thauer
	Title:	Managing Director

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender:	Bank of America, N.A.

By
/s/ Jeannette Lu
	Name:	Jeannette Lu
	Title:	Vice President

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender:	ROYAL BANK OF CANADA

By
/s/ Mark Gronich
	Name:	Mark Gronich
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender:	FIFTH THIRD BANK

By
/s/ Kenneth W. Deere
	Name:	Kenneth W. Deere
	Title:	Senior Vice President

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender:	SUNTRUST BANK

By
/s/ Brian M. Lewis
	Name:	Brian M. Lewis
	Title:	Vice President

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender:	WELLS FARGO BANK, NATIONAL ASSOCIATION

By
/s/ Kay Reedy
	Name:	Kay Reedy
	Title:	Managing Director

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender:	The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By
/s/ Lillian Kim
	Name:	Lillian Kim
	Title:	Director

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender:	BNP PARIBAS

By
/s/ Brendan Heneghan
	Name:	Brendan Heneghan
	Title:	Vice President

By
/s/ Nicole Mitchell
	Name:	Nicole Mitchell
	Title:	Vice President

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender:	Mizuho Bank, Ltd.

By
/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender:	HSBC Bank USA, National Association

By
/s/ Devin Moore
	Name:	Devin Moore
	Title:	Vice President

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender:	PNC Bank, National Association

By
/s/ Susan J. Dimmick
	Name:	Susan J. Dimmick
	Title:	Senior Vice President

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender:	Compass Bank

By
/s/ W. Brad Davis
	Name:	W. Brad Davis
	Title:	Senior Vice President

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender:	SANTANDER BANK, N.A.

By
/s/ William R. Rogers
	Name:	William R. Rogers
	Title:	Senior Vice President

SIGNATURE PAGE TO THE INCREMENTAL FACILITY AGREEMENT RELATING TO THE NCR CORPORATION CREDIT AGREEMENT

Name of Incremental Term Lender:	RBS Citizens, NA

By
/s/ William M. Clossey
	Name:	William M. Clossey
	Title:	Senior Vice President

SCHEDULE I

Incremental Term

Commitments

Incremental Term Lenders	Incremental Term Commitment
JPMorgan Chase Bank, N.A.	$40,000,000
Bank of America, N.A.	$40,000,000
Royal Bank of Canada	$40,000,000
Fifth Third Bank	$20,000,000
SunTrust Bank	$15,000,000
Wells Fargo Bank, N.A.	$15,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$10,000,000
BNP Paribas	$10,000,000
Mizuho Bank, Ltd.	$10,000,000
HSBC Bank USA National Association	$10,000,000
PNC Bank, National Association	$10,000,000
Compass Bank	$10,000,000
Santander Bank, N.A.	$10,000,000
RBS Citizens, N.A.	$10,000,000

Total	$250,000,000